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                                                                    EXHIBIT 10.7

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                                     May 20, 2003


LKQ Corporation
120 North LaSalle Street
Suite 3300
Chicago, Illinois  60602

Ladies and Gentlemen:

          Reference is made hereby to that certain Amended and Restated Credit Agreement dated as of June 21, 2002 among LKQ Corporation, a Delaware corporation ("Borrower"), the financial institutions from time to time a party thereto ("Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), LaSalle Bank National Association, as Co-Syndication Agent for the Lenders, and Fleet National Bank, as Co-Syndication Agent for the Lenders, as amended to date (the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

          Borrower has requested that Lenders agree to amend the Credit Agreement in certain respects and Lenders have agreed to such amendments, on the terms, and subject to the conditions, contained herein.

          Therefore, Borrower and Lenders hereby agree as follows:

          1. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) Section 7.12 of the Credit Agreement is hereby amended by deleting the "and" after the semicolon at the end of Section 7.12(e), replacing the period with "; and" at the end of Section 7.12(f) and inserting therein a new
Section 7.12(g) as follows:

          (g) so long as no Event of Default or Default is then in existence or would be caused thereby, at any time on or before August 14, 2003, purchase, redeem or otherwise acquire up to 1,750,000 shares of its common stock for a purchase price of up to $7 per share.

          (b) Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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          7.15. SENIOR FUNDED DEBT TO EBITDA RATIO.

          The Senior Funded Debt to EBITDA Ratio, on the last day of any fiscal quarter set forth below, shall not exceed the ratio set forth below opposite such date:

                           Date                                 Ratio
                           ----                                 -----
          June 30, 2003, September 30, 2003 and
          December 31, 2003                                     2.75:1.00

          March 31, 2004 and each June 30,
          September 30, December 31 and March 31
          thereafter                                            2.50:1.00

          2. SCOPE. Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

          3. EFFECTIVENESS. This Second Amendment to Amended and Restated Credit Agreement shall be effective on May 20, 2003 when executed by Lenders, agreed to by Borrower, and returned to Administrative Agent on or before May 20, 2003, together with (a) reaffirmations by each guarantor of the Obligations, (b) reaffirmation by the Company of the Amended and Restated Pledge Agreement and the Amended and Restated Security Agreement, each dated as of June 21, 2002 and the Pledge Agreement regarding Borrower's limited partnership interests in LKQ Atlanta L.P. dated November 12, 1999, and (c) an amendment fee equal to $66,000, which fee shall be shared equally by the Lenders.

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          4. COUNTERPARTS. This Second Amendment to Amended and Restated Credit
Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                                       Very truly yours,

                                       BANK OF AMERICA, N.A.,
                                         as Administrative Agent

                                       By /s/ David A. Johanson
                                       Its Vice President

                                       BANK OF AMERICA, N.A., as a Lender

                                       By [ILLEGIBLE]
                                       Its Vice President

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                         as Co-Syndication Agent and as a Lender


                                       By /s/ Steve M. Marks
                                       Its FVP

                                       FLEET NATIONAL BANK,
                                         as Co-Syndication Agent and as a Lender


                                       By [ILLEGIBLE]
                                       Its Senior Vice Presidentt

ACKNOWLEDGED AND AGREED TO
THIS 20th DAY OF MAY, 2003:

LKQ CORPORATION


By /s/ Mark T. Spears
Its Senior Vice President and Chief Financial Officer

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